--------------------------------------------------------------------------------
                               HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------


                               Henry Schein, Inc.

                                 Management Team

                         2001 Performance Incentive Plan

                                  Plan Summary

1.       Introduction

The Performance Incentive Plan ("PIP," or the "Plan") is Henry Schein's incentive-based cash compensation program for its management team. The Plan, formerly limited to senior executives, has been expanded in its coverage to now include the entire management team of directors and above. It has also been redesigned and enhanced to bind all participants together in a concerted effort to drive our business toward achieving common objectives that benefit the Company as a whole, the management team and each participant. The Plan is specifically designed to:

         Provide each participating management team member ("Participant") with an annual cash bonus opportunity;

         Foster achievement of specific corporate, business unit and individual performance goals ("Goals");

         Recognize and reward Participants for individual and management team achievements; and

         Reward each Participant with a cash Super Bonus, if measurable Company profitability Goals are exceeded.

The PIP cash bonus award, in conjunction with a Participant's base compensation, is intended to provide Participants with competitive total annual cash compensation that is at or above the median for comparable positions at companies in our industry and at other organizations of our size.

2.       Eligibility

The Chief Executive Officer ("CEO") annually determines eligibility for participation in the Plan. Participation is intended to be ongoing. However, changes in assignments may result in a Participant's being ineligible to participate in the Plan. Team Schein Members will be notified at the beginning of each year regarding their eligibility to participate in the Plan.

3.       PIP Awards

PIP awards are based on:

         The Company's quarterly and annual profitability, specifically measured against earnings per share ("EPS"), net income or other predetermined profitability Goals;

         The Company's achievement of other quarterly and annual corporate financial and operating Goals;

         The level of achievement of the Participant's business unit or functional area of its financial and other performance Goals; and

         Each Participant's achievement of his or her individual Goals.

4.       Individual Performance Goals

A Participant's individual performance Goals are classified into three categories:
         Company financial performance,

         Functional area financial performance, and

         MBO performance.

The Company Financial Performance Goals are determined for each quarter and for the year as a whole, with each quarterly Goal and the total annual Goal representing, on a stand alone basis, 20% of each Participant's target for the Company Financial Performance component of his or her program. The Functional Financial Performance Goal and the MBO Performance Goal evaluation and analysis will be on an annual basis. The PIP award payouts and the Super Bonus award payouts corresponding to levels of achievement of Company Financial Performance Goals are set forth on Exhibits A1 - A5. The PIP award payouts for meeting or exceeding Functional Area Financial Goals and each Participant's individualized MBO Performance Goals are set forth on Exhibits B and C, respectively.

The CEO and the person to whom the Participant reports ("Manager") will determine the Participant's Goals at the start of each year. A review of these Goals will be an ongoing process. Any changes during the year must be approved by the Manager and, if appropriate, by the CEO. Each Participant and his or her Manager are encouraged to have performance evaluations during the year to monitor progress and, if necessary, to modify Goals (with the approval of the CEO, if appropriate) for the balance of the year.

The following table illustrates performance Goals for different types of management positions:

-------------------------------------------------------------------------------------------------------------------------
  Performance Goals Based on
       Position and Role
-------------------------------------------------------------------------------------------------------------------------

                                                                  Range of Performance Goal Categories
               Management Segment
                                                 ------------------------------------------------------------------------
                                                     Functional            Company
                                                      Financial            Financial              MBO Performance
                                                     Performance          Performance
-------------------------------------------------------------------------------------------------------------------------
Corporate                                             20% - 40%            15% - 60%                 20% - 40%
Management Participants
(e.g. Finance, Supply Chain TSM's,
etc)
-------------------------------------------------------------------------------------------------------------------------
Major Business                                        50% - 60%            15% - 30%                 20% - 30%
Unit Participants
(e.g. Dental Group, Medical Group, Veterinary
Group TSM's, etc.)
-------------------------------------------------------------------------------------------------------------------------
Supporting Corporate Function Participants (e.g.      20% - 30%            15% - 30%                 40% - 50%
Legal Department, Human Resources Department
TSM's, etc.)
-------------------------------------------------------------------------------------------------------------------------

Note: This schedule is intended to provide guidelines for development of a specific performance plan for each Participant. Final weighting of performance Goals for each Participant will be determined by the Participant's Manager and, if appropriate, approved by the CEO.

5.       Company Financial Performance Goals

Company net income goals will be set for the entire Management Team on a quarterly and annual EPS basis. These are internally developed EPS base Goals as determined by the executive management team. Other metrics to be used as part of the Company's financial performance Goals formula may include pre-tax profits, gross profit improvement from previous periods, etc.

See Exhibits A1 - A5 for PIP award payouts for achieving Company Financial Performance Goals.

6.       Functional Area Financial Performance Goals

For Participants managing areas that impact a P&L, these Goals are based on the business unit's financial performance measured against annual financial budgets, in the following areas:

         Group/Divisional contribution dollars.

         Group/Divisional Pre-Tax income after "service charges."

         Group/Divisional net income Goals.

         Pre-Tax Income of operating subsidiaries -- sales, gross profit and operating income Goals.

For Participants with infrastructure or supporting responsibilities, these Goals are based on expense performance relative to the budget (after adjustment for volume of business, if appropriate).

See Exhibit B for PIP award payouts for achieving and exceeding Functional Area Financial Goals.

7.       MBO Performance Goals

Specific, measurable MBO Performance Goals will be developed for each Participant. These MBO Performance Goals should drive toward and support four enterprise-wide initiatives: Profitability; Process Excellence; Customer Orientation and Strategic Planning.

|_| Profitability - e.g., reduce expenses as a percent of sales; increase business unit sales; reduce inventory.

|_| Process Excellence - e.g., implement a new policy; reduce dockside receiving-to-shelf time; reduce DSO's; increase inventory turns.

|_| Customer Orientation - e.g., increase frequency of salesperson to customer contacts; implement project to develop TSR screen to aid in positive customer interactions; support internal customer by completing all recruits within a reasonable, predetermined time period; develop detailed script and training to improve phone contacts with customers.

|_| Strategic Planning - e.g., design and implement a professional self-development plan; benchmark Participant's unit against similar companies' functions.

See Exhibit C for PIP award payouts for achieving and exceeding MBO Performance Goals.

8.       Acquisitions, New Business Ventures

Goals will be adjusted for acquisitions and new business ventures that are not initially considered in developing the original Company target, unless otherwise determined by the CEO and the Chief Financial Officer ("CFO"). If this occurs, it will be timely communicated to the Participant and his or her Manager.

9.       The Super Bonus

HSI's enhanced PIP program also includes a Super Bonus opportunity.

If the Company as a whole exceeds its quarterly and annual internal EPS base Goals, each Participant has the opportunity to earn a Super Bonus of up to 200% of the Company Financial Performance component of his or her PIP award. See Exhibits A1 - A5 for Super Bonus award payouts for exceeding Company Financial Performance Goals.

10.      Plan Awards

During the first fiscal quarter of each year, individual performance for the previous year is evaluated by quarter and annually (as appropriate) relative to Goals, and PIP and Super Bonus awards are determined for each performance category, as applicable. A Participant's total Plan award will equal the sum of the awards earned in each category for the previous year's performance.

In order to receive any PIP or Super Bonus award, Participants must be actively employed on March 15 of the year the Plan award is to be paid out. A prorated Plan award may be available, at the discretion of the CEO, if a Participant in the Plan dies, becomes permanently disabled, retires at the normal retirement age during the Plan year, or in other special circumstances.

PIP and Super Bonus awards, less applicable withholdings, will generally be made by the end of the first fiscal quarter of each year.

11.      The PIP Fund

The annual PIP Fund consists of the total monies earned each year for Participants' PIP and Super Bonus awards for Goal achievement in the three performance categories.

This summary is a general description of the Henry Schein, Inc. Performance Incentive Plan for the Management Team as of January 1, 2001. This summary is not intended to, nor does it constitute, a contract or guarantee of continued employment. The Company reserves the right to change or terminate the Plan at any time without notice

                                                                      EXHIBIT A1

                               Henry Schein, Inc.
                           Performance Incentive Plan
          2001 Award Levels for Achievement of Company Financial Goals

A Participant's PIP award and Super Bonus award for achieving and exceeding Company Financial Performance Goals is based on HSI's actually achieved Earnings Per Share (EPS) measured against the internal EPS Base Goals determined by the executive management team.

The 2001 base annual EPS target is $1.93. The quarterly EPS targets are as follows: Q1 - $.31; Q2 - $.46; Q3 - $.55 and Q4 - $.61. These targets will be adjusted for acquisitions and new business ventures that are not initially considered in developing the original Company target unless otherwise determined by the CEO and CFO.

------------------------------- ---------------------------- ---------------------------- ----------------------------
 2001 Company Financial Goals
   and Resulting PIP Awards
         Q1 EPS GOALS                PIP AWARD PAYOUT         SUPER BONUS AWARD PAYOUT      TOTAL COMPOUNDED PAYOUT
------------------------------- ---------------------------- ---------------------------- ----------------------------
        $.41 and above                     160%                         200%                        480.0%
             $.40                          154%                         180%                        431.2%
             $.39                          148%                         160%                        384.8%
             $.38                          142%                         140%                        340.8%
             $.37                          136%                         120%                        299.2%
             $.36                          130%                         100%                        260.0%
             $.35                          124%                          80%                        223.2%
             $.34                          118%                          60%                        188.8%
             $.33                          112%                          40%                        156.8%
             $.32                          106%                          20%                        127.2%
             $.31                          100%                           0%                          100%
             $.30                           75%                           0%                           75%
             $.29                           73%                           0%                           73%
             $.28                           71%                           0%                           71%
             $.27                           70%                           0%                           70%
             $.26                           68%                           0%                           68%
             $.25                           66%                           0%                           66%
             $.24                           65%                           0%                           65%
             $.23                           60%                           0%                           60%
             $.22                           52%                           0%                           52%
             $.21                           50%                           0%                           50%
          Below $.21                         0%                           0%                            0%
------------------------------- ---------------------------- ---------------------------- ----------------------------

         Achievement of lack of achievement of Goals beyond the ranges stated is discretionary.

The above quarterly Goals comprise 20% of each Participant's target for the Company Financial Performance Goal category.

                                                                      EXHIBIT A2

                               Henry Schein, Inc.
                           Performance Incentive Plan
          2001 Award Levels for Achievement of Company Financial Goals

A Participant's PIP award and Super Bonus award for achieving and exceeding Company Financial Performance Goals is based on HSI's actually achieved Earnings Per Share (EPS) measured against the internal EPS Base Goals determined by the executive management team.

The 2001 base annual EPS target is $1.93. The quarterly EPS targets are as follows: Q1 - $.31; Q2 - $.46; Q3 - $.55 and Q4 - $.61. These targets will be adjusted for acquisitions and new business ventures that are not initially considered in developing the original Company target unless otherwise determined by the CEO and CFO.

------------------------------- ---------------------------- ---------------------------- ----------------------------
 2001 Company Financial Goals
   and Resulting PIP Awards
         Q2 EPS GOALS                PIP AWARD PAYOUT         SUPER BONUS AWARD PAYOUT      TOTAL COMPOUNDED PAYOUT
------------------------------- ---------------------------- ---------------------------- ----------------------------
        $.56 and above                     160%                         200%                        480.0%
             $.55                          154%                         180%                        431.2%
             $.54                          148%                         160%                        384.8%
             $.53                          142%                         140%                        340.8%
             $.52                          136%                         120%                        299.2%
             $.51                          130%                         100%                        260.0%
             $.50                          124%                          80%                        223.2%
             $.49                          118%                          60%                        188.8%
             $.48                          112%                          40%                        156.8%
             $.47                          106%                          20%                        127.2%
             $.46                          100%                           0%                          100%
             $.45                           75%                           0%                           75%
             $.44                           73%                           0%                           73%
             $.43                           71%                           0%                           71%
             $.42                           70%                           0%                           70%
             $.41                           68%                           0%                           68%
             $.40                           66%                           0%                           66%
             $.39                           65%                           0%                           65%
             $.38                           60%                           0%                           60%
             $.37                           52%                           0%                           52%
             $.36                           50%                           0%                           50%
          Below $.36                         0%                           0%                            0%
------------------------------- ---------------------------- ---------------------------- ----------------------------

         Achievement of lack of achievement of Goals beyond the ranges stated is discretionary.

The above quarterly Goals comprise 20% of each Participant's target for the Company Financial Performance Goal category.

                                                                      EXHIBIT A3

                               Henry Schein, Inc.
                           Performance Incentive Plan
          2001 Award Levels for Achievement of Company Financial Goals

A Participant's PIP award and Super Bonus award for achieving and exceeding Company Financial Performance Goals is based on HSI's actually achieved Earnings Per Share (EPS) measured against the internal EPS Base Goals determined by the executive management team.

The 2001 base annual EPS target is $1.93. The quarterly EPS targets are as follows: Q1 - $.31; Q2 - $.46; Q3 - $.55 and Q4 - $.61. These targets will be adjusted for acquisitions and new business ventures that are not initially considered in developing the original Company target unless otherwise determined by the CEO and CFO.

------------------------------- ---------------------------- ---------------------------- ----------------------------
 2001 Company Financial Goals
   and Resulting PIP Awards
         Q3 EPS GOALS                PIP AWARD PAYOUT         SUPER BONUS AWARD PAYOUT      TOTAL COMPOUNDED PAYOUT
------------------------------- ---------------------------- ---------------------------- ----------------------------
        $.65 and above                     160%                         200%                        480.0%
             $.64                          154%                         180%                        431.2%
             $.63                          148%                         160%                        384.8%
             $.62                          142%                         140%                        340.8%
             $.61                          136%                         120%                        299.2%
             $.60                          130%                         100%                        260.0%
             $.59                          124%                          80%                        223.2%
             $.58                          118%                          60%                        188.8%
             $.57                          112%                          40%                        156.8%
             $.56                          106%                          20%                        127.2%
             $.55                          100%                           0%                          100%
             $.54                           75%                           0%                           75%
             $.53                           73%                           0%                           73%
             $.52                           71%                           0%                           71%
             $.51                           70%                           0%                           70%
             $.50                           68%                           0%                           68%
             $.49                           66%                           0%                           66%
             $.48                           65%                           0%                           65%
             $.47                           60%                           0%                           60%
             $.46                           52%                           0%                           52%
             $.45                           50%                           0%                           50%
          Below $.45                         0%                           0%                            0%
------------------------------- ---------------------------- ---------------------------- ----------------------------

         Achievement of lack of achievement of Goals beyond the ranges stated is discretionary.

The above quarterly Goals comprise 20% of each Participant's target for the Company Financial Performance Goal category.

                                                                      EXHIBIT A4

                               Henry Schein, Inc.
                          Performance Incentive Plan
          2001 Award Levels for Achievement of Company Financial Goals

A Participant's PIP award and Super Bonus award for achieving and exceeding Company Financial Performance Goals is based on HSI's actually achieved Earnings Per Share (EPS) measured against the internal EPS Base Goals determined by the executive management team.

The 2001 base annual EPS target is $x.xx. The quarterly EPS targets are as follows: Q1 - $.31; Q2 - $.46; Q3 - $.55 and Q4 - $.61. These targets will be adjusted for acquisitions and new business ventures that are not initially considered in developing the original Company target unless otherwise determined by the CEO and CFO.

------------------------------- ---------------------------- ---------------------------- ----------------------------
 2001 Company Financial Goals
   and Resulting PIP Awards
         Q4 EPS GOALS                PIP AWARD PAYOUT         SUPER BONUS AWARD PAYOUT      TOTAL COMPOUNDED PAYOUT
------------------------------- ---------------------------- ---------------------------- ----------------------------
        $.71 and above                     160%                         200%                        480.0%
             $.70                          154%                         180%                        431.2%
             $.69                          148%                         160%                        384.8%
             $.68                          142%                         140%                        340.8%
             $.67                          136%                         120%                        299.2%
             $.66                          130%                         100%                        260.0%
             $.65                          124%                          80%                        223.2%
             $.64                          118%                          60%                        188.8%
             $.63                          112%                          40%                        156.8%
             $.62                          106%                          20%                        127.2%
             $.61                          100%                           0%                          100%
             $.60                           75%                           0%                           75%
             $.59                           73%                           0%                           73%
             $.58                           71%                           0%                           71%
             $.57                           70%                           0%                           70%
             $.56                           68%                           0%                           68%
             $.55                           66%                           0%                           66%
             $.54                           65%                           0%                           65%
             $.53                           60%                           0%                           60%
             $.52                           52%                           0%                           52%
             $.51                           50%                           0%                           50%
          Below $.51                         0%                           0%                            0%
------------------------------- ---------------------------- ---------------------------- ----------------------------

         Achievement of lack of achievement of Goals beyond the ranges stated is discretionary.

The above quarterly Goals comprise 20% of each Participant's target for the Company Financial Performance Goal category.

                                                                      EXHIBIT A5

                               Henry Schein, Inc.
                           Performance Incentive Plan
          2001 Award Levels for Achievement of Company Financial Goals

A Participant's PIP award and Super Bonus award for achieving and exceeding Company Financial Performance Goals is based on HSI's actually achieved Earnings Per Share (EPS) measured against the internal EPS Base Goals determined by the executive management team.

The 2001 base annual EPS target is $1.93. The quarterly EPS targets are as follows: Q1 - $.31; Q2 - $.46; Q3 - $.55 and Q4 - $.61. These targets will be adjusted for acquisitions and new business ventures that are not initially considered in developing the original Company target unless otherwise determined by the CEO and CFO.

------------------------------- ---------------------------- ---------------------------- ----------------------------
 2001 Company Financial Goals
   and Resulting PIP Awards
       Annual EPS Goals              PIP AWARD PAYOUT         SUPER BONUS AWARD PAYOUT      TOTAL COMPOUNDED PAYOUT
------------------------------- ---------------------------- ---------------------------- ----------------------------
       $2.03 and above                     160%                         200%                        480.0%
            $2.02                          154%                         180%                        431.2%
            $2.01                          148%                         160%                        384.8%
            $2.00                          142%                         140%                        340.8%
            $1.99                          136%                         120%                        299.2%
            $1.98                          130%                         100%                        260.0%
            $1.97                          124%                          80%                        223.2%
            $1.96                          118%                          60%                        188.8%
            $1.95                          112%                          40%                        156.8%
            $1.94                          106%                          20%                        127.2%
            $1.93                          100%                           0%                          100%
            $1.92                           75%                           0%                           75%
            $1.91                           73%                           0%                           73%
            $1.90                           71%                           0%                           71%
            $1.89                           70%                           0%                           70%
            $1.88                           68%                           0%                           68%
            $1.87                           66%                           0%                           66%
            $1.86                           65%                           0%                           65%
            $1.85                           60%                           0%                           60%
            $1.84                           52%                           0%                           52%
            $1.83                           50%                           0%                           50%
         Below $1.83                         0%                           0%                            0%
------------------------------- ---------------------------- ---------------------------- ----------------------------

         Achievement of lack of achievement of Goals beyond the ranges stated is discretionary.

The above quarterly Goals comprise 20% of each Participant's target for the Company Financial Performance Goal category.

                                                                       EXHIBIT B

                                Henry Schein Inc.
                           Performance Incentive Plan
                    2001 PIP Award Levels for Achievement of
                           Functional Financial Goals

SALES & CONTRIBUTIONS                               Less    Less                     100%
                                                    Than    Than       @ 95%      Incentive                  Out-         Extra-
Size of Functional Financial Goal                   Plan    Plan      of Plan       Award      Expected    Standing      Ordinary
------------------------------------------------- --------- -------- ----------- ----------- ----------- ------------- -------------
>$500mm sales
Performance Achievement                              75%       90%      95%           99%        100%        110%          120%
Incentive Award Payout                               25%       50%      75%          100%        110%        135%          165%
$250mm - $500mm sales
Performance Achievement                              75%       90%      95%           99%        100%        115%          130%
Incentive Award Payout                               25%       50%      75%          100%        110%        135%          165%
$75mm - $250mm sales
Performance Achievement                              75%       90%      95%           99%        100%        140%          170%
Incentive Award Payout                               25%       50%      75%          100%        110%        135%          165%
$0 - $75mm sales
Performance Achievement                              70%       85%      95%           99%        100%        170%          200%
Incentive Award Payout                               25%       50%      75%          100%        110%        135%          165%

  PRE-TAX PROFIT &
   AFTER-TAX GOALS                         Less     Less                   100%
                                           Than     Than      @ 95%     Incentive                  Above       Out-        Extra-
  Size of Functional Financial Goal        Plan     Plan     of Plan      Award       Expected      Avg      Standing     Ordinary
----------------------------------------- ------- --------- --------- ------------- ------------ --------- ------------ ------------
  >$20mm pre-tax profit
  Performance Achievement                   50%      90%       95%          99%         100%       110%       125%         135%
  Incentive Award Payout                    20%      50%       75%         100%         110%       150%       175%         200%
  $10mm - $20mm pre-tax profit
  Performance Achievement                   50%      90%       95%          99%         100%       115%       130%         150%
  Incentive Award Payout                    20%      50%       75%         100%         110%       150%       175%         200%
  $2mm - $10mm pre-tax profit
  Performance Achievement                   50%      90%       95%          99%         100%       120%       140%         175%
  Incentive Award Payout                    20%      50%       75%         100%         110%       150%       175%         200%
  $0 - $2mm pre-tax profit
  Performance Achievement                   50%      85%       95%          99%         100%       125%       150%         200%
  Incentive Award Payout                    20%      50%       75%         100%         110%       150%       175%         200%

EXPENSE BUDGETS

                                                   Less than      @ 95-98%                     Over       Over
Size of Overhead Expense Budget                       Plan         of Plan       Expected     Budget     Budget
------------------------------------------------- ------------ --------------- ------------ ---------- ----------
>$50mm expense budget
Performance Achievement                               95%            98%           100%        101%        102.5%
Incentive Award Payout                               135%           120%           110%         80%         50%
$25mm - $50mm expense budget
Performance Achievement                               95%            98%           100%        102%        105%
Incentive Award Payout                               135%           120%           110%         85%         50%
$500m - $25mm expense budget
Performance Achievement                               90%            95%           100%        103%        110%
Incentive Award Payout                               135%           120%           110%         90%         50%
$0 - $500m expense budget
Performance Achievement                               90%            95%           100%        105%        115%
Incentive Award Payout                               125%           115%           110%         95%         50%

Achievement or lack of achievement of Goals beyond the ranges stated are discretionary

    There will be a proration of awards that fall between the levels listed.

                                                                       EXHIBIT C

                               Henry Schein, Inc.
                           Performance Incentive Plan

                      2001 Award Levels for Achievement of
                              MBO Performance Goals

-------------------------------      -----------------------------------------
            MBO Goals                                % of MBO
       Achievement Level                    Award Earned by Participant
               70%                                       50%
               80%                                       75%
               90%                                       95%
               92.5%                                    100%
               95%                                      105%
              100%                                  Up to 120%
-------------------------------      -----------------------------------------


Achievement or lack of achievement of Goals (measured quantitatively and/or qualitatively) beyond the ranges stated are discretionary. In order to obtain an award of 120% of the original MBO target amount, the participant must have successfully achieved quantitative and qualitative elements of the MBO goal such that the MBO goal could not have been materially improved upon, subject to the discretion of the evaluating Manager.

   * There will be a proration of awards that fall between the levels listed.

              2001 RECEIPT AND ACKNOWLEDGMENT OF HENRY SCHEIN, INC.
                           PERFORMANCE INCENTIVE PLAN

This Performance Incentive Plan document is highly confidential. It serves as a guide to the administration of the PIP program. Because the general business environment in which HSI operates is always changing, the Plan may be changed at any time at the discretion of HSI's executive management.

By signing below, you acknowledge that you have received a copy of this PIP document, understand that the Plan is subject to change at the discretion of the Company's executive management, acknowledge that the contents of the Plan are highly confidential and understand that the content and the impact of the Plan on the management of HSI is critical to the success of the Company. Accordingly, the details and content of the PIP program must not be disseminated or used outside of the Company or discussed with anyone other than your immediate family.

Your signature below indicates that you have read, understand and agree to the above.

--------------------------------------------------------------------------------
Participant's Printed Name            Participant's Signature               Date